EXHIBIT A

                                       TO

                         FARNEY STOCK PLEDGE AGREEMENT


                           ACCOUNT CONTROL AGREEMENT



                            ACCOUNT CONTROL AGREEMENT

                    Salomon Smith Barney Inc. Account Number

Note: This Account Control Agreement (the "Agreement") is subject to the review and acceptance by Salomon Smith Barney, Inc.

To:             Salomon Smith Barney Inc. ("Salomon Smith Barney"),
                Security Intermediary

Date:           October 27, 1999

Gentlemen:

     The undersigned, MICHAEL D. FARNEY and SALLY FARNEY (hereinafter collectively, the "Pledgor"), and MIRAVANT MEDICAL TECHNOLOGIES (hereinafter, the "Pledgee"), entered into a Stock Pledge Agreement dated October 27, 1999 (the "Security Agreement") as amended pursuant to which a security interest in all present and future assets (as hereinafter defined) in the Account (as hereinafter defined) of the Pledgor are granted by the Pledgor to the Pledgee (the "Pledge"). In connection therewith, the Pledgor hereby instructs you to:

     1. establish a cash securities account, which is to be known as "MIRAVANT MEDICAL TECHNOLOGIES Secured Party, f/b/o MICHAEL D. FARNEY and SALLY FARNEY" (the "Account");


     2. place the assets, including all financial assets, securities, entitlements and all other assets now or hereinafter received in such Account (together, the "Assets") including, without limitation, those assets listed in Exhibit A attached hereto and made a part hereof, into the Account. The Assets are pledged according to the terms of the Security Agreement. As long as the Assets are pledged to the Pledgee, Salomon Smith Barney will not invade the Assets to cover margin debits or calls in any other accounts of the Pledgor; Salomon Smith Barney agrees that, except for liens resulting from commissions, fees or charges based upon transactions in the Account pursuant to its Client Agreement with the Pledgor, it subordinates in favor of the Pledgee any security interest, lien or right of setoff that Salomon Smith Barney may have, acknowledges that neither it, its subsidiaries or its affiliates has or will assert a lien on the Assets, and acknowledges that it has not received notice of any other security interest in such Assets. In the event any such notice is received, Salomon Smith Barney will promptly notify the Pledgee. The Pledgor herein represents that the Assets are free and clear of any lien or encumbrances, and agrees that, with the exception of the security interest granted herein, no further or additional liens or encumbrances will be placed on the Assets without the express written consent of both the Pledgee and Salomon Smith Barney;

     3. maintain the Assets pledged as described in Exhibit A attached hereto, or the proceeds from the sale of such Assets, together with any income derived therefrom, except that the Pledgee and the Pledgor acknowledge and agree that Salomon Smith Barney shall not be held responsible for any market decline in the market value of the Assets, or to notify the Pledgee or the Pledgor of any such decline in the market value of the Assets, or to take any action with regard to such Assets, except upon the specific written directions stated herein;

     4. provide to the Pledgee, so long as this Agreement remains in effect, with a duplicate copy to the Pledgor, a monthly statement of Assets and a confirmation statement of each transaction effected in the Account after such transaction is effected.

     The Pledgor directs Salomon Smith Barney to sell the Assets, as described in Exhibit B hereto (the "Pledgor's Instructions"). The Pledgor shall not instruct Salomon Smith Barney to deliver and, except as may be required by law or by Court Order, Salomon Smith Barney shall not deliver cash and/or securities, or proceeds from the sale of, or distributions on, such securities out of the Account to the Pledgor or to any other person or entity except to the Pledgee. Salomon Smith Barney shall comply with the Pledgor's Instructions, and no other instructions of the Pledgor, without the consent of the Pledgee or any other person (it being understood and agreed that Salomon Smith Barney shall have no duty or obligation whatsoever of any kind or character to have knowledge of the terms of the Security Agreement or to determine whether or not an event of default exists). The Pledgor hereby agrees to indemnify and hold harmless Salomon Smith Barney, its affiliates, officers and employees from and against any and all claims, causes of action, liabilities, lawsuits, demands and/or damages, including, without limitation, any and all court costs and reasonable attorneys' fees, that may result by reason of Salomon Smith Barney complying with such instructions of the Pledgor. In the event that Salomon Smith Barney is sued or becomes involved in litigation as a result of complying with the Pledgor's Instructions, the Pledgor and the Pledgee agree that Salomon Smith Barney shall be entitled to charge all the costs and fees it incurs in connection with such litigation to the Assets in the Account and to withdraw such sums as the costs and charges accrue.

     The Pledgee shall have no liabilities, of any kind or nature, in connection with the execution of the Pledgor's Instructions. The Pledgee shall only indemnify Salomon Smith Barney from any claims, suits, liabilities or damages which may result from Salomon Smith Barney complying with any instructions of the Pledgee, which the Pledgee shall subsequently deliver in writing to Salomon Smith Barney.

     Except with respect to the obligations and duties as set forth herein, this Agreement shall not impose or create any obligations or duties upon Salomon Smith Barney greater than or in addition to the customary and usual obligations and duties of Salomon Smith Barney to the Pledgor.

     This Agreement shall be binding upon and inure to the benefit of the heirs, successors and assigns of the respective parties hereto and shall be construed in accordance with the laws of the State of New York without regard to its conflict of law principles and the rights and remedies of the parties shall be determined in accordance with such laws.

     Salomon Smith Barney will treat all property at any time held by Salomon Smith Barney in the Account as financial Assets. Salomon Smith Barney acknowledges that this Agreement constitutes written notification to Salomon Smith Barney, pursuant to Articles 8 and 9 of the Uniform Commercial Code of the State of New York, and any applicable federal regulations for the Federal Reserve Book Entry System, of the Pledgee's security interest in the Assets. The Pledgor, the Pledgee and Salomon Smith Barney also are entering into this Agreement to perfect and confirm the first and exclusive priority of the Pledgee's security interest in the Assets. Salomon Smith Barney agrees to promptly make and thereafter maintain all necessary entries or notations in its books and records to reflect the Pledgee's security interest in the Assets.

     If any term or provision of this Agreement is determined to be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if the invalid or unenforceable term or provision were omitted. This Agreement may not be altered or amended in any manner without the express written consent of the Pledgor, the Pledgee and Salomon Smith Barney. This Agreement may be executed in any number of counterparts, all of which shall constitute one original agreement.

     This Agreement may be terminated by Salomon Smith Barney upon thirty (30) days' written notice to the Pledgor and the Pledgee. Upon expiration of such thirty (30) day period, Salomon Smith Barney shall be under no further obligation except to hold the pledged Assets in accordance with the terms of this Agreement, pending receipt of written instructions from the Pledgor and the Pledgee, jointly regarding the further disposition of the pledged Assets.

     The Pledgor and the Pledgee acknowledge that this Agreement supplements the Pledgor's existing Client Agreement(s) with Salomon Smith Barney and, except as expressly provided herein, in no way is this Agreement intended to abridge any rights that Salomon Smith Barney might otherwise have.


     IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly authorized officers all as of the day first above written.

Date:   11/2/99                             PLEDGOR:


                                            /s/ Michael D. Farney
                                            ---------------------
                                            MICHAEL D. FARNEY


                                            /s/ Sally Farney
                                            ----------------
                                            SALLY FARNEY

Date:    12/20/99                   PLEDGEE:

                                            MIRAVANT MEDICAL TECHNOLOGIES


                                            By:      /s/ Gary S. Kledzik
                                            ----------------------------
                                            Name: Gary S. Kledzik

                                                     Title:   CEO

                                            SALOMON SMITH BARNEY


Date:    12/8/99                            By: /s/ Lee Beattie
                                                ---------------
                                                Name:  Lee Beattie
                                                Title:   Regional Vice President

Date:    12/19/99                           By: /s/ Gregory Laetsch
                                                   ---------------
                                                Name: Gregory Laetsch
                                                Title: Regional Director



                                    EXHIBIT A

                                       TO

                            ACCOUNT CONTROL AGREEMENT

PLEDGED COLLATERAL ACCOUNT NUMBER:





                                     ASSETS

405,000 shares of the Common Stock of Miravant Medical Technologies



                                    EXHIBIT B

                                       TO

                            ACCOUNT CONTROL AGREEMENT

                             PLEDGOR'S INSTRUCTIONS

     The Pledgor irrevocably and unconditionally directs Salomon Smith Barney, with respect to the Assets, as follows:

         1.       *****

         2.       *****

         3.       *****

         4.       *****

         5.       *****

***** Confidential Treatment Requested